Exhibit 10.1

Amendment No. 3 to Executive Employment Agreement

Dated as of June 5, 2026

This Amendment No. 3 to Executive Employment Agreement (this “Amendment”) dated as of the date first set forth above (the “Amendment Date”) is entered into by and between Jupiter Neurosciences, Inc., a Delaware corporation (the “Company”), and Alison Silva (the “Executive”). The Company and Executive may collectively be referred to as the “Parties” and each individually as a “Party”.

WHEREAS, the Parties are the parties to that certain Executive Employment Agreement, dated as of September 1, 2021 (the “Original Agreement”), as amended by that certain Amendment to Executive Employment Agreement dated as of September 29, 2021 (“Amendment No. 1”), and that certain Amendment to Executive Employment Agreement dated as of December 18, 2023 (“Amendment No. 2,” and together with the Original Agreement and Amendment No. 1, the “Agreement”), and now desire to further amend the Agreement as set forth herein and pursuant to Section 14 of the Original Agreement the Parties may amend the Agreement in writing;

NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Defined Terms. Defined terms used herein without definition shall have the meanings given in the Original Agreement.

2.	Amendment.

(a)	Pursuant to Section 14 of the Original Agreement, Section 1(b) of the Original Agreement is hereby amended and restated to provide that the Executive shall serve as the Chief Operating Officer and President of the Company and shall report to the Chief Executive Officer of the Company. The Executive shall have such duties and responsibilities as are consistent with Executive’s position as Chief Operating Officer and President of the Company.

(b)	Effective as of the Amendment Date, Section 2(a) of the Original Agreement, as amended by Amendment No. 2, is hereby further amended to provide that the Executive’s annual Base Salary shall be $340,200 on an annual basis.

(c)	All references in the Original Agreement to ‘President and Chief Business Officer’ or ‘Chief Business Officer’ shall be deemed references to ‘Chief Operating Officer and President’ or ‘Chief Operating Officer,’ respectively.

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3.	Remainder in Force. Other than as amended herein, the Agreement shall remain in full force and effect until terminated in accordance with its terms. Any reference in the Original Agreement to the “Agreement” shall now be deemed a reference to the Original Agreement as amended by Amendment No. 1, Amendment No. 2 and this Amendment. For the avoidance of doubt, all restrictive covenants contained in the Original Agreement shall remain in full force and effect and shall apply to the Executive in her capacity as Chief Operating Officer and President.

4.	Miscellaneous.

(a)	The headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

(b)	This Amendment and the rights and obligations of the Parties shall be governed by and construed and enforced in accordance with the laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction).

(c)	This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

(d)	The compensation and other terms set forth in this Amendment have been approved by the Board of Directors (or the Compensation Committee thereof) of the Company. Executive acknowledges that all compensation payable under the Agreement, as amended hereby, shall be subject to the Company’s compensation recovery (clawback) policy as in effect from time to time.

[Signatures appear on following page]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Date.

Jupiter Neurosciences, Inc.

By:	/s/ Christer Rosén
Name:	Christer Rosén
Title:	Chief Executive Officer

Executive: Alison Silva

By:	/s/ Alison Silva
Name:	Alison Silva

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